Exhibit 99.4

ITEM 8A. UNAUDITED SUPPLEMENTAL PRESENTATION OF STATEMENTS OF FINANCIAL CONDITION

THE BLACKSTONE GROUP L.P.

Unaudited Condensed Consolidated Statements of Financial Condition

(Dollars in Thousands)

	December 31, 2008
	Consolidated Operating Partnerships	Consolidated Blackstone Funds (a)	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$503,737	$—	$—	$503,737
Cash Held by Blackstone Funds and Other	57,536	849,788	—	907,324
Investments	1,650,071	1,385,132	(204,261)	2,830,942
Accounts Receivable	309,201	2,866	—	312,067
Due from Brokers	—	48,506	—	48,506
Investment Subscriptions Paid in Advance	6,697	—	(4,781)	1,916
Due from Affiliates	1,057,362	216	(196,144)	861,434
Intangible Assets, Net	1,077,526	—	—	1,077,526
Goodwill	1,703,602	—	—	1,703,602
Other Assets	169,333	222	—	169,555
Deferred Tax Assets	845,578	—	—	845,578

Total Assets	$7,380,643	$2,286,730	$(405,186)	$9,262,187

Liabilities and Partners’ Capital
Loans Payable	$387,000	$—	$—	$387,000
Amounts Due to Non-Controlling Interest Holders	105,942	1,009,780	(12,299)	1,103,423
Securities Sold, Not Yet Purchased	—	894	—	894
Due to Affiliates	1,064,980	362,526	(141,929)	1,285,577
Accrued Compensation and Benefits	410,593	2,866	—	413,459
Accounts Payable, Accrued Expenses and Other Liabilities	176,418	112,699	(108,858)	180,259

Total Liabilities	2,144,933	1,488,765	(263,086)	3,370,612

Redeemable Non-Controlling Interests in Consolidated Entities	—	—	362,462	362,462

Partners’ Capital
Partners’ Capital	3,509,448	504,562	(504,562)	3,509,448
Accumulated Other Comprehensive Income	(291)	—	—	(291)
Non-Controlling Interests in Consolidated Entities	(95,206)	293,403	—	198,197
Non-Controlling Interests in Blackstone Holdings	1,821,759	—	—	1,821,759

Total Partners’ Capital	5,235,710	797,965	(504,562)	5,529,113

Total Liabilities and Partners’ Capital	$7,380,643	$2,286,730	$(405,186)	$9,262,187

THE BLACKSTONE GROUP L.P.

Unaudited Condensed Consolidated Statements of Financial Condition

(Dollars in Thousands)

	December 31, 2007
	Consolidated Operating Partnerships	Consolidated Blackstone Funds (a)	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$868,629	$—	$—	$868,629
Cash Held by Blackstone Funds and Other	102,638	61,058	—	163,696
Investments	4,012,408	3,509,683	(376,935)	7,145,156
Accounts Receivable	206,403	6,743	(60)	213,086
Due from Brokers	—	812,250	—	812,250
Investment Subscriptions Paid in Advance	3,092	34,549	(943)	36,698
Due from Affiliates	771,687	84,167	—	855,854
Intangible Assets, Net	604,681	—	—	604,681
Goodwill	1,597,474	—	—	1,597,474
Other Assets	97,891	1,475	—	99,366
Deferred Tax Assets	778,355	—	—	778,355

Total Assets	$9,043,258	$4,509,925	$(377,938)	$13,175,245

Liabilities and Partners’ Capital
Loans Payable	$130,389	$—	$—	$130,389
Amounts Due to Non-Controlling Interest Holders	153,844	117,000	(943)	269,901
Securities Sold, Not Yet Purchased	—	1,196,858	—	1,196,858
Due to Affiliates	831,364	245	—	831,609
Accrued Compensation and Benefits	188,997	—	—	188,997
Accounts Payable, Accrued Expenses and Other Liabilities	261,063	12,143	—	273,206

Total Liabilities	1,565,657	1,326,246	(943)	2,890,960

Redeemable Non-Controlling Interests in Consolidated Entities	—	1,694,821	743,445	2,438,266

Partners’ Capital
Partners’ Capital	4,226,500	1,120,440	(1,120,440)	4,226,500
Accumulated Other Comprehensive Income	345	—	—	345
Non-Controlling Interests in Consolidated Entities	147,468	368,418	—	515,886
Non-Controlling Interests in Blackstone Holdings	3,103,288	—	—	3,103,288

Total Partners’ Capital	7,477,601	1,488,858	(1,120,440)	7,846,019

Total Liabilities and Partners’ Capital	$9,043,258	$4,509,925	$(377,938)	$13,175,245

(a)	The consolidated Blackstone Funds consisted of the following:

BDD Affiliate Fund II LLC

BDD Affiliates Fund LLC

Blackstone Corporate Opportunities Master Fund L.P.

Blackstone Distressed Securities Fund L.P.

Blackstone Employee Fund L.P.

Blackstone Kailix Affiliates Fund II LLC

Blackstone Kailix Affiliates Fund LLC

Blackstone Kailix Fund L.P.

Blackstone Market Opportunities Fund L.P.

Blackstone Strategic Alliance Fund L.P.

Blackstone Strategic Equity Fund L.P.

Blackstone Value Recovery Fund L.P.

GSO Legacy Associates 2 LLC

GSO Legacy Associates LLC

The Asia Opportunities Fund L.P.

Corporate private equity side-by-side investment vehicles

Real estate side-by-side investment vehicles

Mezzanine fund side-by-side investment vehicles

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